Consolidated Statements of Changes in Equity (Parenthetical) (JPY ¥) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Beginning Balance, shares	1,255,984	1,271,713	1,271,847
Cash dividends paid to Kubota Corporation shareholders, per common share	¥ 16	¥ 14	¥ 12
Purchases and sales of treasury stock, shares	67	15,729	134
Ending Balance, shares	1,255,917	1,255,984	1,271,713